GLOBAL SMALL CAP FUND INC.                                         ANNUAL REPORT

                                                               September 15 1999

Dear Shareholder,

We are pleased to present you with the annual report for Global Small Cap Fund Inc. (the "Fund") for the fiscal year ended July 31, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
Small capitalization equity markets around the world, with the exception of most of Europe, performed positively over the fiscal year ended July 31, 1999. Performance leaders, as measured by the Salomon Smith Barney Extended Market Index (EMI), were Singapore, up 126%; Hong Kong, up 58%; New Zealand, up 51%; and Japan, up 39%.

Nearly all of the European small markets performed poorly, many due to weakening currencies and financial conditions. Most significantly affected were Portugal, down 26%; Finland, down 20%; Belgium, down 20%; Austria, down 19%; and Ireland, down 15%. The European markets were marginally negative in local currency terms.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 7/31/99
                                                                     Since
                                                                   Inception
                                    1 Yr      3 Yrs      5 Yrs     10/15/93
--------------------------------------------------------------------------------
Net Asset Value Return/1           -4.78%     12.73%     7.73%       5.43%
Market Price Return/2               2.70%     15.69%     7.41%       3.52%
Salomon Smith Barney
 Extended Market Index              8.37%     10.49%     9.86%       9.20%
--------------------------------------------------------------------------------
1/ Assumes, for illustration only, that any dividends were reinvested at the net asset value on the payable dates.
2/ Assumes any dividends were reinvested under the Dividend Reinvestment Plan.

PORTFOLIO HIGHLIGHTS

For the fiscal year, country allocation generally had a negative impact on performance. Stock selection within countries lifted Fund performance, but not enough to completely offset the losses from country allocation.

Strong performance across Asia and good stock selection within the region significantly helped performance. Datacraft Asia (3.1%),* a Singapore-based communication systems company, was one of the Fund's best performers during the past year (+290%). Datacraft benefited from economic stability in Asia and increased building of communication systems by multinationals within the region.

--------------------------------------------------------------------------------
* Weightings represent percentages of net assets as of July 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------
GLOBAL SMALL CAP FUND INC.
PROFILE: as of July 31,
1999

Investment Objective:
Long term capital
appreciation

Portfolio
Manager/Subadviser:
Ralph Layman,
GE Investment
Management Inc.

Commencement:
October 15, 1993

AMEX Symbol: GSG

Dividend Payments:
Annually, if any

Total Net Assets: $66.1
million

Per Share Net Asset
Value: $17.38

Per Share Market Price:
$15.25
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT

Top 10 Countries*                                        7/31/99      1/31/99
--------------------------------------------------------------------------------
United States                                             23.3%        21.4%
United Kingdom                                             7.9          5.5
Israel                                                     7.5          6.1
Sweden                                                     6.7          6.7
Netherlands                                                5.1          3.1
Italy                                                      4.8          4.7
Ireland                                                    4.4          5.9
Finland                                                    4.1          9.0
Switzerland                                                4.1          5.4
Singapore                                                  4.0          1.8
--------------------------------------------------------------------------------
Total                                                     71.9%        69.6%

The Fund's underweighting in Japan (1.0% vs. 9.0% for the Salomon Smith Barney Extended Market Index) hurt performance since the Japanese market was one of the best performing markets over the past year (+39%). A large part of this increase (+26%) was due to the strength of the yen against the U.S. dollar. Foreign buying supported the market as foreign investors looked for investment opportunities outside the United States and Europe. An improving macroeconomic environment and the prospect of additional restructuring encouraged these investors. Positive stock performance partially offset the Fund's underweighting in Japan.

Top 10 Holdings*                                         7/31/99      1/31/99
--------------------------------------------------------------------------------
Datacraft Asia                                             3.1%         1.8%
DII Group Inc.                                             3.0          2.5
Perlos Corp.                                               2.7           --
Radian Group Inc.                                          2.7           --
Esat Telecom Group PLC                                     2.6          4.2
Cognizant Technology Solutions                             2.0          3.2
Indra Sistemas S.A.                                        2.0           --
Scandic Hotels AB                                          2.0          2.0
Select Appointment Holdings                                1.9          1.8
Tecnomatix Technologies Ltd.                               1.8          1.5
--------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

GLOBAL SMALL CAP FUND INC.

The Fund's significant overweighting in Europe (40.0% vs. 17.0% for the index) hurt the Fund's performance over the fiscal year, after contributing strongly to performance the prior year. Many of the companies in the portfolio suffered from low liquidity and a lack of interest in the small capitalization sector of the European market.

Top Five Sectors*              7/31/99                                   1/31/99
--------------------------------------------------------------------------------
Services                        44.3%       Capital Equipment             29.4%
Capital Equipment               31.9        Services                      27.0
Consumer Goods                  13.1        Consumer Goods                19.8
Finance                          7.7        Finance                       13.4
Energy                           1.1        Energy                         3.1
--------------------------------------------------------------------------------
Total                           98.1%       Total                         92.7%

The Fund's underweighting in the United States (23.3% vs. 57.7% for the index) caused it to lag the index as the U.S. small cap sector started to improve. Again, positive stock selection within the U.S. enhanced performance but did not completely offset the negative impact of the underweighting. One U.S. company example is DII Group (3.0%), an electronic design and manufacturing company that makes semiconductors and printed circuit boards.

In addition, Fund performance benefited from significant gains among stocks within the portfolio including:

Company*                              Country             Gain %          Fund %
--------------------------------------------------------------------------------
Dae Duck Electronics                 S. Korea              201.2           1.7
Medical Manager                        U.S.                 22.7           1.8
Cognizant Technology Solutions         U.S.                 68.0           2.0

OUTLOOK
--------------------------------------------------------------------------------
Valuation differences between the large and small cap stocks, which were at historic extremes in the U.S., have begun to narrow slightly. We believe this trend can continue in other parts of the world as well.

It appears that Asian economies have stabilized and are improving. However, we remain cautious about Japan's recovery--whether it proves sustainable or not, it will impact growth in Asia and the rest of the world.

* Weightings represent percentages of net assets as of July 31, 1999, except where noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

GLOBAL SMALL CAP FUND INC.                                         ANNUAL REPORT

Worldwide growth prospects have improved, as Federal Reserve Chairman Alan Greenspan noted in his comments on the second quarter. Stock markets should perform well in the current environment of low interest rates, benign inflation, stability in Asia and global growth. We continue to seek companies with potential to benefit from and successfully compete within this environment.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For quarterly information on Global Small Cap Fund Inc. or a fund in the PaineWebber Family of Funds,/3 please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                      /s/ Brian M. Storms
---------------------------------------  ---------------------------------------
MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Ralph Layman
---------------------------------------
RALPH LAYMAN
Portfolio Manager
Global Small Cap Fund Inc.

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended July 31, 1999, and reflects the views of the sub-adviser at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.
3/ Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

GLOBAL SMALL CAP FUND INC.


PORTFOLIO OF INVESTMENTS                                           JULY 31, 1999


Number of
  Shares                                                        Value
  ------                                                        -----

COMMON STOCKS--98.59%

Australia--3.71%

Computer Software & Services--1.06%
    59,245   Computershare Ltd. ..........................  $   701,792
                                                            -----------

Engineering--1.62%
   242,348   Pacific BBA Ltd. ............................    1,067,637
                                                            -----------

Oil--0.51%
   287,986   Novus Petroleum .............................      332,679
                                                            -----------

Retail--Specialty--0.52%
   118,215   Spotless Group ..............................      345,645
                                                            -----------
Total Australia Common Stocks ............................    2,447,753
                                                            -----------

Belgium--0.56%

Telecommunications--0.56%
     3,465   Telinfo S.A .................................      366,979
                                                            -----------

Canada--2.90%

Household Products--1.16%
    27,571   Intertape Polymer Group Inc. ................      768,759
                                                            -----------

Pharmaceutical--1.55%
    18,186   Biovail Corporation International (1)* ......    1,021,826
                                                            -----------

Specialized Services--0.19%
     7,075   Trojan Technologies Inc.* ...................      126,583
                                                            -----------
Total Canada Common Stocks ...............................    1,917,168
                                                            -----------

Chile--0.33%

Beverages--0.33%
     6,000   Vina Concha Y Toro SA ADR* ..................      220,125
                                                            -----------

Finland--4.13%

Electronics--2.68%
   124,906   Perlos Corp. ................................    1,773,197
                                                            -----------

Gaming--0.93%
    81,733   Rapala Normark Corp. ........................      612,066
                                                            -----------

Household Products--0.02%
       552   Hackman .....................................       10,925
                                                            -----------

Telecommunications--0.50%
    37,482   Teleste Corp. ...............................      330,810
                                                            -----------
Total Finland Common Stocks ..............................    2,726,998
                                                            -----------

France--2.47%

Automobiles--1.53%
    30,900   Montupet ....................................    1,011,539
                                                            -----------



Number of
  Shares                                                        Value
  ------                                                        -----

France--(concluded)

Computer Software & Services--0.94%
     5,541   Transiciel S.A ..............................  $   617,673
                                                            -----------
Total France Common Stocks ...............................    1,629,212
                                                            -----------

Germany--1.11%

Computer Software & Services--0.45%
    20,267   Fortunecity.Com .............................      301,375
                                                            -----------

Media--0.46%
     8,520   Id Media ....................................      301,697
                                                            -----------

Telecommunications--0.20%
     1,897   Adva AG .....................................      132,926
                                                            -----------
Total Germany Common Stocks ..............................      735,998
                                                            -----------

Hong Kong--2.86%

Consumer Goods--0.84%
   198,000   Li & Fung Ltd. ..............................      553,571
                                                            -----------

Food--0.46%
   809,000   Four Seasons Mercantile Holdings ............      302,270
                                                            -----------

Insurance--0.78%
   688,000   Pacific Century .............................      518,553
                                                            -----------

Retail--Apparel--0.78%
   602,000   Giordano International Ltd. .................      515,783
                                                            -----------
Total Hong Kong Common Stocks ............................    1,890,177
                                                             ----------

India--2.74%

Computer Software & Services--2.74%
    26,200   Pentafour Software*+ ........................      751,248
    27,400   Satyam Computer .............................    1,061,869
                                                            -----------
Total India Common Stocks ................................    1,813,117
                                                            -----------

Ireland--4.36%

Airlines--1.18%
    15,000   Ryanair Holdings ADR* .......................      780,000
                                                            -----------

Telecommunications--2.63%
    42,958   Esat Telecom Group PLC* .....................    1,739,799
                                                            -----------

Transportation--0.55%
    29,551   Irish Continental Group PLC .................      363,557
                                                            -----------
Total Ireland Common Stocks ..............................    2,883,356
                                                            -----------

GLOBAL SMALL CAP FUND INC.



Number of
  Shares                                                        Value
  ------                                                        -----

COMMON STOCKS--(continued)

Israel--7.53%

Computer Software & Services--4.50%
    11,259   Check Point Software Tech Ltd. ..............  $   770,538
    39,024   Fundtech Ltd. ...............................      985,356
    63,891   Tecnomatix Technologies Ltd.* ...............    1,213,929
                                                            -----------
                                                              2,969,823
                                                            -----------

Electronics--1.72%
    21,372   Orbotech Ltd.* ..............................    1,138,059
                                                            -----------

Telecommunications--1.31%
    78,768   TTI Team Telecome ...........................      866,448
                                                            -----------
Total Israel Common Stocks ...............................    4,974,330
                                                            -----------

Italy--4.83%

Machinery (Diversified)--0.84%
   199,425   Riva Finanziaria ............................      554,697
                                                            -----------

Miscellaneous--1.13%
   111,555   STA Azionaria ...............................      745,885
                                                            -----------

Motor Vehicle--0.83%
   175,811   Ducati Motor Holdings .......................      550,142
                                                            -----------

Publishing--2.03%
    35,915   Class Editore ...............................      297,769
   471,463   Poligrafici Editor S.P.A ....................    1,041,022
                                                            -----------
                                                              1,338,791
                                                            -----------
Total Italy Common Stocks ................................    3,189,515
                                                            -----------

Japan--1.07%

Chemicals--0.60%
     7,500   Fujimi Inc. .................................      399,058
                                                            -----------

Computer Software & Services--0.47%
    27,000   Catena Corp. (1) ............................      308,518
                                                            -----------
Total Japan Common Stocks ................................      707,576
                                                            -----------

Korea--3.60%

Electronic Components  & Instrumentation--1.68%
    85,827   Dae Duck Electronics Co.* ...................    1,112,506
                                                            -----------

Machinery (Diversified)--1.20%
    57,929   Medison Co.* ................................      789,394
                                                            -----------

Textiles--0.72%
   180,000   Youngone Corp. ..............................      478,604
                                                            -----------
Total Korea Common Stocks ................................    2,380,504
                                                            -----------




Number of
  Shares                                                        Value
  ------                                                        -----



Mexico--0.68%

Broadcasting--0.68%
   100,000   TV Azteca SA de C V .........................  $   450,000
                                                            -----------

Netherlands--5.11%

Computer Software & Services--2.12%
    34,705   Devote N.V. .................................      519,784
    22,768   ICT Automatisering N.V. .....................      557,780
    19,290   Meta4 N.V. ..................................      323,992
                                                            -----------
                                                              1,401,556
                                                            -----------

Consumer Goods--0.91%
    23,302   Airspray N.V. ...............................      600,776
                                                            -----------

Human Resources--1.53%
    42,223   Unique International N.V. ...................    1,009,553
                                                            -----------

Multi-industry--0.55%
    21,130   Aalberts Industrie ..........................      365,069
                                                            -----------
Total Netherlands Common Stocks ..........................    3,376,954
                                                            -----------

Norway--1.51%

Telecommunications--1.51%
    30,477   Netcom Asa* .................................    1,000,017
                                                            -----------

Singapore--4.04%

Communication Equipment--3.12%
   433,000   Datacraft Asia ..............................    2,061,080
                                                            -----------

Electronic Equipment--0.92%
   267,000   IDT Holdings Sing ...........................      606,090
Total Singapore Common Stocks ............................    2,667,170
                                                            -----------

Spain--2.79%

Banks--0.77%
    58,734   Banco De Valencia* ..........................      507,067
                                                            -----------

Telecommunications--2.02%
   133,000   Indra Sistemas SA ...........................    1,334,619
Total Spain Common Stocks ................................    1,841,686
                                                            -----------

Sweden--6.68%

Auto Parts--0.81%
    43,800   Haldex AB ...................................      538,818
                                                            -----------

Computer Software & Services--3.88%
    13,296   Framtidsfabriken AB .........................      390,287
    23,178   IBS AB ......................................      450,280
   104,713   Mandator AB .................................      695,094
   132,584   Sigma Ab ....................................    1,025,442
                                                            -----------
                                                              2,561,103
                                                            -----------

GLOBAL SMALL CAP FUND INC.


Number of
  Shares                                                        Value
  ------                                                        -----


COMMON STOCKS--(continued)

Sweden--(concluded)

Hotels--1.99%
   120,000   Scandic Hotels AB ...........................  $ 1,315,437
                                                            -----------
Total Sweden Common Stocks ...............................    4,415,358
                                                            -----------

Switzerland--4.11%

Banks--1.21%
       451   BK Sarasin & Cie ............................      800,985
                                                            -----------

Electrical Equipment--1.52%

     9,652   Gretag Imaging Holdings* ....................    1,002,654
                                                            -----------

Life Insurance--0.63%
       484   Helvetia Patria Holdings ....................      418,444
                                                            -----------

Manufacturing--0.75%
    17,000   Mettler Toledo International Inc.*...........      491,937
                                                            -----------
Total Switzerland Common Stocks...........................    2,714,020
                                                            -----------

Thailand--0.35%

Food--0.35%
    78,000   Pizza Public Co. Ltd. .......................      230,614
                                                            -----------
United Kingdom--7.85%

Computer Software & Services--2.59%
   116,611   Autonomy Corp.* .............................      845,430
   398,557   Synstar .....................................      864,270
                                                            -----------
                                                              1,709,700
                                                            -----------

Employment--1.88%
    97,311   Select Appointments Holdings ................    1,241,194
                                                            -----------

Manufacturing--0.46%
    68,633   Weir Group ..................................      302,555
                                                            -----------

Publishing--0.66%
    72,637   Dorling Kindersley ..........................      439,106
                                                            -----------

Retail--0.86%
   354,265   Electron Boutique ...........................      568,416
                                                            -----------
Telecommunications--1.40%
   185,810   Kingston Commerce Hull ......................      924,507
                                                            -----------
Total United Kingdom Common Stocks .......................    5,185,478
                                                            -----------



Number of
  Shares                                                        Value
  ------                                                        -----


United States--23.27%

Computer Software & Services--5.50%
    35,000   Accrue Software Inc. ........................  $   424,375
    50,000   Cognizant Technology Solutions* .............    1,343,750
     5,400   Documentum Inc. (1)* ........................       81,337
    10,000   High Speed Access Corp. .....................      346,875
    18,750   Medical Manager Corp.* ......................    1,190,625
    33,919   Softworks Inc.* .............................      246,973
                                                            -----------
                                                              3,633,935
                                                            -----------

Computer Services--1.42%
    20,000   Zebra Technologies Corp. ....................      938,750
                                                            -----------

Drugs & Medicine--1.19%
    28,000   Amerisource Health Corp.* ...................      784,000
                                                            -----------

Electronic Components & Instruments--0.77%
    10,000   Globespan Semiconductor Inc. ................      507,500
                                                            -----------

Electronics--2.99%
    53,392   DII Group Inc.* .............................    1,978,841
                                                            -----------

Employment--0.48%
    15,000   Interim Services Inc.* ......................      316,875
                                                            -----------

Engineering & Construction--0.73%
    14,000   Jacobs Engineering Group Inc.* ..............      481,250
                                                            -----------

Financial--5.83%
    54,200   Medallion Financial Corp. ...................    1,063,675
    20,100   Profit Recovery Group International Inc.* ...    1,035,150
    34,000   Radian Group Inc. ...........................    1,753,125
                                                            -----------
                                                              3,851,950
                                                            -----------

Marketing & Advertising--1.53%
    10,578   Catalina Marketing Corp.* ...................    1,012,844
                                                             ----------

Medical Products & Supplies--0.67%
    20,143   Henry Schein Inc. ...........................      443,146
                                                             ----------

GLOBAL SMALL CAP INC.


Number of
  Shares                                                        Value
  ------                                                        -----

COMMON STOCKS--(continued)

United States--(concluded)

Retail-Specialty--1.13%
    20,000   Barnes & Noble Inc.* ........................  $   451,250
    35,000   Hines Horticulture Inc.* ....................      293,125
                                                            -----------
                                                                744,375
                                                            -----------

Number of
  Shares                                                        Value
  ------                                                        -----

Specialized Services--1.03%
    30,000   International Telecomm Data Systems Inc.* ...  $   281,250
    13,322   Sunrise Assisted Living Inc. (1)* ...........      402,158
                                                            -----------
                                                                683,408
                                                            -----------
Total United States Common Stocks.........................   15,376,874
                                                            -----------

Total Investments (cost--$52,039,792)--98.59%.............  $65,140,979
Other assets in excess of liabilities--1.41% .............      934,413
                                                            -----------
Net Assets--100.00%.......................................  $66,075,392
                                                            ===========

----------
*   Non-income producing security.
+   Illiquid security representing 1.14% of net assets.
(1) Security, or a portion thereof, was on loan at July 31, 1999.
ADR American Depository Receipt



                 See accompanying notes to financial statements

GLOBAL SMALL CAP FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                               JULY 31, 1999




Assets

Investments, at value (cost--$52,039,792) ..........................................................        $65,140,979
Investments of cash collateral for securities loaned, at value (cost--$1,720,750) ..................          1,720,750
Cash and cash denominated in foreign currencies (cost--$261,379) ...................................            271,543
Receivable for investments sold ....................................................................          2,086,242
Dividends and interest receivable ..................................................................            160,707
Other assets .......................................................................................              1,080
                                                                                                            -----------
Total assets .......................................................................................         69,381,301

Liabilities

Collateral for securities loaned ...................................................................          1,720,750
Payable for investments purchased ..................................................................          1,321,695
Payable to affiliates ..............................................................................             55,981
Accrued expenses and other liabilities .............................................................            207,483
                                                                                                            -----------
Total liabilities ..................................................................................          3,305,909

Net Assets

Capital Stock--$0.001 par value; 100,000,000 shares authorized; 3,801,667 shares
  issued and outstanding ...........................................................................         50,737,990
Accumulated net investment loss ....................................................................            (90,525)
Accumulated net realized gain from investment transactions .........................................          2,428,060
Net unrealized appreciation of investments and other assets and liabilities denominated in
  foreign currencies ...............................................................................         12,999,867
                                                                                                            -----------
Net assets .........................................................................................        $66,075,392
                                                                                                            ===========

Net asset value per share                                                                                        $17.38
                                                                                                                 ======

                 See accompanying notes to financial statements
                                                                               9

GLOBAL SMALL CAP FUND INC.

STATEMENT OF OPERATIONS



                                                                                     For the Year
                                                                                         Ended
                                                                                     July 31, 1999
                                                                                     -------------

Investment income:

Dividends (net of foreign withholding taxes of $64,034) ...........................    $   505,064
Interest ..........................................................................         76,169
                                                                                       -----------
                                                                                           581,233
                                                                                       -----------
Expenses:

Investment advisory and administration ............................................        606,639
Custody and accounting ............................................................        106,501
Legal and audit ...................................................................         60,006
Reports and notices to shareholders ...............................................         41,625
Transfer agency fees and expenses .................................................         11,300
Directors' fees and expenses ......................................................         10,500
Amortization of organizational expenses ...........................................          7,955
Other expenses ....................................................................         21,788
                                                                                           866,314
Less: Fee waiver from adviser .....................................................           (852)
                                                                                       -----------
Net expenses ......................................................................        865,462
                                                                                       -----------

Net investment loss ...............................................................       (284,229)

Realized and unrealized gains (losses) from investment transactions:
Net realized gains (losses) from:
  Investment transactions .........................................................      2,428,411
  Foreign currency transactions ...................................................       (108,630)
Net change in unrealized appreciation/depreciation of:
  Investments .....................................................................     (5,560,639)
  Other assets and liabilities denominated in foreign currencies ..................       (101,172)

Net realized and unrealized losses from investment transactions ...................     (3,342,030)
                                                                                       -----------

Net decrease in net assets resulting from operations ..............................    $(3,626,259)
                                                                                       ===========

                 See accompanying notes to financial statements

GLOBAL SMALL CAP FUND INC.



STATEMENT OF CHANGES IN NET ASSETS



                                                                                             For the Years
                                                                                            Ended July 31,
                                                                                     --------------------------
                                                                                        1999             1998
                                                                                     ---------        ---------

From operations:
Net investment loss .......................................................         $  (284,229)     $  (214,725)
Net realized gains from investment and foreign currency transactions ......           2,319,781        7,350,415
Net change in unrealized appreciation/depreciation of investments,
  other assets and liabilities denominated in foreign currencies ..........          (5,661,811)         438,411
                                                                                    -----------      -----------
Net increase (decrease) in net assets resulting from operations ...........          (3,626,259)       7,574,101

Distributions to shareholders from:
Net realized gains from investment transactions ...........................          (2,601,481)              --
                                                                                    -----------      -----------

Net increase (decrease) in net assets .....................................          (6,227,740)       7,574,101

Net assets:
Beginning of year .........................................................          72,303,132       64,729,031
                                                                                    -----------      -----------
End of year ...............................................................         $66,075,392      $72,303,132
                                                                                    ===========      ===========



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Global Small Cap Fund Inc. (the "Fund") was incorporated in Maryland on June 22, 1993 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. Organizational costs have been deferred and are fully amortized on a straight-line basis over the period of 60 months from the date the Fund commenced operations.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the adviser and a wholly-owned subsidiary of PaineWebber Incorporated, or by GE Investment Management Incorporated ("GEIM"), the subadviser to the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the American Stock Exchange ("AMEX"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the AMEX, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS


   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the Fund becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of the fluctuations in market price of investment securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes. Net realized foreign currency gain/loss is treated as ordinary income for income tax purposes.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which this Fund is authorized to invest.

   Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

NOTES TO FINANCIAL STATEMENTS

   The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is computed weekly and payable monthly, at an annual rate of 1.00% of the Fund's average weekly net assets. At July 31, 1999, the Fund owed Mitchell Hutchins $55,481 in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the year ended July 31, 1999, Mitchell Hutchins waived $852.

   Mitchell Hutchins has a separate Sub-Advisory Agreement ("Sub-Advisory Agreement") with GEIM. In accordance with the Sub-Advisory Agreement, Mitchell Hutchins (not the Fund) pays GEIM a fee at an annual rate of 0.50% of the Fund's average weekly net assets.

SECURITIES LENDING

   The Fund may lend securities up to 331U3% of its total assets to qualified institutions. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrowers plus reasonable administrative and custody fees. For the year ended July 31, 1999, the Fund earned $30,166 for lending its securities and PaineWebber earned $10,165 as the Fund's lending agent. At July 31, 1999, the Fund owed PaineWebber $500 for security lending fees.

   As of July 31, 1999, the Fund's custodian held cash and cash equivalents having an aggregate value of $1,720,750 as collateral for portfolio securities loaned having a market value of $1,663,352. The Fund invested the cash collateral in the following:


         Number of
          Shares                                                                            Value
        -----------                                                                         -----

          160,175   Janus Money Market Fund.............................................  $  160,175
          144,661   Liquid Assets Money Portfolio.......................................     144,661
        1,415,914   Mitchell Hutchins Private Money Market Fund LLC.....................   1,415,914
                                                                                          ----------
        Total investments of cash collateral for securities loaned (cost - $1,720,750)..  $1,720,750
                                                                                          ==========

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at July 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

   At July 31, 1999, the components of the net unrealized appreciation of investments were as follows:

      Gross appreciation (investments having an excess of value over cost).............. $15,851,885
      Gross depreciation (investments having  an excess of cost over value).............  (2,750,698)
                                                                                         -----------
      Net unrealized appreciation of investments........................................ $13,101,187
                                                                                         ===========

   For the year ended July 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $39,371,500 and $42,725,160, respectively.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing, during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended July 31, 1999, the Fund's net investment loss was reduced by $242,895, accumulated net realized gains were increased by $108,630 and capital stock was reduced by $351,525.

   In accordance with U.S. Treasury regulations, the Fund has elected to defer $90,525 of foreign currency losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on August 1, 1999.


CAPITAL STOCK

   There are 100,000,000 shares of $ 0.001 par value common stock authorized. Of the 3,801,667 shares outstanding at July 31, 1999, Mitchell Hutchins owned 7,026 shares.

GLOBAL SMALL CAP FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:



                                                                          For the Years Ended July 31,
                                                            -------------------------------------------------------
                                                               1999       1998        1997        1996       1995
                                                            ---------   --------    ---------   -------    --------
Net asset value, beginning of year.......................   $   19.02   $  17.03    $   12.64   $ 11.61    $  13.28
                                                            ---------   --------    ---------   -------    --------
Net investment income (loss).............................       (0.08)     (0.06)       (0.02)    (0.01)       0.08
Net realized and unrealized gains (losses) from
   investments and foreign currencies....................       (0.88)      2.05         4.41      1.04       (0.95)
                                                            ---------  ---------    ---------   -------    --------
Total increase (decrease) from investment operations.....       (0.96)      1.99         4.39      1.03       (0.87)
Distributions from net realized gains from investments...       (0.68)        --           --        --       (0.80)
                                                            ---------   --------    ---------   -------    --------
Net asset value, end of year.............................   $   17.38   $  19.02    $   17.03   $ 12.64    $  11.61
                                                            =========   ========    =========   =======    ========
Market value, end of year................................   $   15.25   $  15.69    $   14.50   $ 10.38    $   9.25
                                                            =========   ========    =========   =======    ========
Total investment return (1)..............................        2.70%      8.19%       39.69%    12.22%     (17.64)%
                                                            =========   ========    =========   =======    ========


Ratios/Supplemental Data:
Net assets, end of year (000's)..........................   $  66,075   $ 72,303     $ 64,729   $48,068    $ 44,137
Expenses to average net assets,
   net of waivers from adviser (2).......................        1.43%      1.37%        1.53%     1.76%       1.69%
Net investment income (loss) to average net assets,
   net of waivers from adviser (2).......................       (0.47)%    (0.31)%      (0.14)%   (0.10)%      0.62%
Portfolio turnover rate..................................          66%        65%          50%       64%        187%

 ---------------

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

(2) During the year ended July 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

GLOBAL SMALL CAP FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
Global Small Cap Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Global Small Cap Fund Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Small Cap Fund Inc. as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                            /s/ Ernst & Young LLP



New York, New York
September 20, 1999

GLOBAL SMALL CAP FUND INC.

TAX INFORMATION (unaudited)


   We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Fund's fiscal year end (July 31, 1999) as to federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions in the amount of $0.6843 per share paid during the fiscal year by the Funds were derived from long-term capital gains. The distributions paid did not qualify for the dividend received deduction available to corporate shareholders.

   Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

   The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 1999 is $64,034. The foreign source income for information reporting purposes is $64,034.

   Shareholders should not use the above information to prepare their tax returns. Since each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. Such notifications, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.


GENERAL INFORMATION (unaudited)

THE FUND

   Global Small Cap Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the American Stock Exchange ("AMEX"). The Fund's investment objective is long-term capital appreciation. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated, which has over $59 billion in assets under management at August 31, 1999. The Fund's subadviser is GE Investment Management Incorporated, a wholly owned subsidiary of General Electric Company, which, together with General Electric Investment Corporation, also a registered investment adviser and a wholly owned subsidiary of General Electric Company, manages over $82 billion in assets as of August 31, 1999.



SHAREHOLDER INFORMATION

   The Fund's AMEX trading symbol is "GSG". Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's, as well as in numerous other newspapers.

GLOBAL SMALL CAP FUND INC.

YEAR 2000 RISKS

   Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, sub-adviser and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. Similarly, the Fund could be adversely affected by investments in securities of issuers, or by dependence on related trading systems, that encounter similar date-related processing difficulties. This is commonly known as the "Year 2000 Issue."

   The adviser/administrator is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. The Fund is unable to predict what impact, if any, the Year 2000 Issue may have on the issuers of the securities in which it invests or on related trading systems. An issuer's or trading systems' ability to address the Year 2000 Issue may be a function of the degree of technological sophistication and the degree of due diligence being applied.



DISTRIBUTION POLICY

   The Fund intends to pay dividends from its net investment income and net capital gain, if any, at least annually. The Fund also intends to distribute any net realized gains from foreign currency transactions with such dividend. The Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

   The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the AMEX or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of

GLOBAL SMALL CAP FUND INC.


GENERAL INFORMATION (unaudited) (concluded)

common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) are taxable to its stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Fund shares), when designated as such, are taxable to its stockholders as long-term capital gain, regardless of how long they have held their Fund shares. A participant in the Plan will be treated as having received a distribution in the amount of the cash used to purchase shares of common stock on his behalf, including a pro rata portion of the brokerage commissions incurred by the transfer agent.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

BOARD OF DIRECTORS

E. Garrett Bewkes, Jr.                         Meyer Feldberg
Chairman                                       George W. Gowen
Margo N. Alexander                             Frederic V. Malek
Richard Q. Armstrong                           Carl W. Schafer
Richard R. Burt                                Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander                             Dianne E. O'Donnell
President                                      Vice President and Secretary
Victoria E. Schonfeld                          Paul H. Schubert
Vice President                                 Vice President and Treasurer



INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


INVESTMENT SUB-ADVISER

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06904


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           PAINEWEBBER
(Copyright)1999 PaineWebber Incorporated
           Member SIPC


GLOBAL SMALL

CAP FUND INC.

JULY 31, 1999